                                                                   EXHIBIT 10.25

                      [MICROSOFT CORPORATION LETTERHEAD]

            MICROSOFT(R) DIRECT COMMERCIAL SERVICE LICENSE AGREEMENT

                                         AGREEMENT NUMBER         40000707
                                         EFFECTIVE START DATE     MAY 21, 1999
                                         EFFECTIVE END DATE       JUNE 30, 2001
                                         MICROSOFT ACCT. MGR.     MIKE VANDERIES

DAVID BOLINK
FUTURELINK DISTRIBUTION CORPORATION
#300, 250-6TH AVE SW
CALGARY, ALBERTA T2P 3H7
CANADA

May 24, 1999

Welcome

This letter confirms that Microsoft has received and processed your Direct Commercial Service License Agreement and that you may now obtain media from Microsoft World Wide Fulfillment ("WWF") for the Commercial Use Products. Below is the information on how you may obtain the media by Region. You may also purchase full packaged product from any reseller. All orders fulfilled through WWF must be prepaid, no credit terms will be extended.

OBTAINING MICROSOFT PRODUCTS FOR COMMERCIAL USE - SECTION 2(d)

REGION                   PHONE               FAX                 EMAIL
--------------------     --------------      --------------      -----------------------------
UNITED STATES            (800) 248-0655      (800) 554-8261      WWFOrderCenter@ModusMedia.com

CANADA, LATAM,           NA                  NA                  WWFOrderCenter@ModusMedia.com
SE ASIA, FAR EAST,
SOUTH PACIFIC

EUROPE, AFRICA,          (353) 1-803-7210    (353) 1-803-7216    English: msen@msorder.ie
MIDDLE EAST                                                      French: msfr@msorder.ie
                                                                 German: msde@msorder.ie
                                                                 Italian: msit@msorder.ie
                                                                 Swedish/Finnish/Norwegian/Danish:
                                                                 msscan@msorder.ie
                                                                 Spanish: msesp@msorder.ie
                                                                 Portuguese: msport@msorder.ie

If you have any questions regarding the Microsoft Direct Commercial Service Agreement, please contact your Microsoft Account Manager.


Sincerely,

Microsoft Special Agreements




(c) 1999 Microsoft Corporation. All rights reserved. Microsoft is a registered trademark of Microsoft Corporation in the United States and/or other countries.

                                          MICROSOFT WILL COMPLETE:
                                   Direct Commercial Agreement Number 40000707


             MICROSOFT DIRECT COMMERCIAL SERVICE LICENSE AGREEMENT

     This Microsoft Direct Commercial Service License Agreement (this "Agreement") is by and between the Commercial Service Provider which has executed this Agreement below ("Company") and Microsoft Corporation, a Washington corporation ("Microsoft").

     OVERVIEW - Microsoft Direct Commercial Service licensing is a program that allows a Commercial Service Provider to copy, and obtain Licenses to use, Microsoft software products for Commercial Services. A Commercial Service Provider is responsible for obtaining the necessary media for each Commercial Use Product it wishes to copy and use. Media may be obtained directly from Microsoft World Wide Fulfillment or through any reseller as full package product. A Commercial Service Provider is then permitted to make one or more copies of each such product pursuant to the terms contained in this Agreement, subject to an obligation to order one or more Licenses from Microsoft for each copy. For each License ordered, the Commercial Service Provider will pay Microsoft the fees outlined in the Microsoft Direct Commercial Price List in effect at the time the relevant order is submitted to Microsoft. A Commercial Service Provider is permitted to acquire Licenses for Commercial Services only and may not acquire Licenses under this Agreement for its internal use or for the internal use of its Affiliates.

1. DEFINITIONS. Unless otherwise defined, all capitalized terms used in this Agreement shall have the meanings provided below:

     "AGREEMENT" shall mean this Direct Commercial Service License Agreement and any Addenda attached hereto.

     "AFFILIATE" shall mean a company or legal entity which owns or controls, is owned or controlled by, or is under common ownership or control with, the Company or Microsoft as applicable.

     "COMMERCIAL SERVICE PROVIDER" shall mean an individual or entity that provides Commercial Services to a Third Party. Examples of Commercial Services are set forth below.

     "COMMERCIAL SERVICES" shall mean software services provided to Third Parties such that the Third Party does not have to acquire the Licenses itself. Commercial Services does not include services provided to Company's Affiliates for their own internal use. Examples of Commercial Services include (but are not limited to):

o Services provided as part of an Internet access service for Third Parties, such as providing online services or Internet access for consumers or businesses;

o Hosting communications services for Third Parties, such as virtual private network, voice over IP, video conferences, etc.;

o Hosting an E-Commerce, Internet, Intranet and/or Extranet web site(s) on behalf of a Third Party through either shared or dedicated servers;

o Hosting application services on behalf of a Third Party by providing file and print, database, messaging or E-Commerce capabilities;

o Hosting software applications on behalf of a Third Party which includes asset management, software distribution and management, network management and performance tuning, etc.; and

o Hosting Independent Software Vendor applications where Third Parties' applications are built on top of Microsoft technology.

"COMMERCIAL USE PRODUCTS" shall mean the Microsoft software products which Microsoft makes available for Commercial Services to Commercial Service Providers and which may be reproduced pursuant to this Agreement. The Direct Commercial Price List will contain the entire list of available Commercial Use Products. Microsoft may change the list of available Commercial Use Products at any time, and from time to time, to add or remove products.

"COMMERCIAL USE LICENSE AGREEMENT" or "CULA" shall mean the document which contains the specific terms and conditions pursuant to which use of a particular Commercial Use Product is subject. This document will be provided to




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
   Company by Microsoft or made available to Company by publication on the World Wide Web at a site identified by Microsoft to Company or made available to Company by some other means prior to the placement of any orders.

   "EFFECTIVE DATE" shall mean the date this Agreement is signed by Microsoft.

   "LICENSE" shall mean a right granted by Microsoft to use or access a copy of a Commercial Use Product (e.g., a Commercial Service Server License) subject to this Agreement, the CULA(s) for such Commercial Use Product and the Product List.

   "PRODUCT LIST" shall mean the Direct Commercial Service Licensing Product List, or any subsequent version thereof, which is made available to the Company by or on behalf of Microsoft from time to time and identifies specific terms and conditions (in addition to those provided in the CULA(s) and this Agreement) for particular Commercial Use Products.

   "THIRD PARTY" shall mean an individual, company or legal entity ("person") other than (i) an Affiliate, (ii) persons employed by the Company (as an employee, contractor or in any other capacity), (iii) persons providing goods or services to the Company (for example, a supplier) or (iv) persons providing goods or services on behalf of the Company (for example a distributor or reseller).

2. ORDERING OF LICENSES.

   a. PURCHASE ORDER AND THIRD PARTY INFORMATION. The Company shall submit to Microsoft an order for a License for each copy (or access right) of a Commercial Use Product it has made (or provided) during the immediately preceding calendar month. Each order shall specify the country of usage of each copy made (or access right provided) and shall provide other information relative to Licenses acquired on behalf of Third Parties. In addition, the order shall contain information on newly formed contracts between Company and Third Parties for Commercial Services utilizing Microsoft Commercial Use Products. This order shall be in the form attached as Addendum A, as such form may be modified by Microsoft from time to time. The order must be delivered to Microsoft, on a calendar monthly basis, no later than the 15th day of the month, whether or not any copies were made or access rights provided in the preceding month. A Company's failure to submit an order within the required time frame shall be grounds for termination of this Agreement, and use rights shall expire for any copies made by the Company pursuant to this Agreement for which the Company has not ordered and paid. Upon receipt of Company's order(s) pursuant to this Section 2.a., Microsoft will issue an invoice indicating the number and type of Licenses to Commercial Use Products acquired by the Company and reported to Microsoft during a specified month. Such invoice, together with proof/record of payment, shall constitute the confirmation for such Licenses. Any information provided to Microsoft pursuant to this order shall be used solely for revenue calculation, internal revenue allocation, and billing purposes and shall not be used to directly target or otherwise contact Third Party customers of Company without Company's prior approval.

   b. PRICING. The fees for Licenses shall be set by Microsoft from time to time and shall be set forth on a Direct Commercial Price List which shall be issued by Microsoft on a monthly basis. Microsoft shall determine the method of delivery of such Direct Commercial Price List to Company. Notwithstanding changes to the Direct Commercial Price List, if Company has contracted with a Third Party customer to provide Commercial Services and has acquired Licenses for Commercial Use Products for the benefit of such Third Party customer, Microsoft shall not increase the fees for the Licenses acquired for the benefit of such Third Party customer during (i) the period of the existing contract between Company and such Third Party customer or (ii) twenty-four (24) months, whichever is shorter.

   c. PAYMENT TERMS. All amounts are due and owing net thirty (30) days after date of invoice from Microsoft. All payments not received by Microsoft from Company within the required time frame may be assessed a finance charge of two percent (2%) of the invoice amount per month or the legal maximum, whichever is less. Payment by the Company to Microsoft is not contingent on payment by a Third Party customer to the Company. All payments to Microsoft by Company shall be in the form of bank wire transfer or electronic funds transfer through an Automated Clearing House ("ACH") with electronic remittance detail attached.




Direct Commercial Service License Agreement
(Version 1.0 - 4/23/99)                                             Page 2 of 10

Payment shall be remitted to:

     WIRE TRANSFERS*:
     Microsoft Services #844510
     Attn: Special Agreement Payments
     Account #3750825354
     ABA #11100001-2
     Nations Bank of Texas NA
     Dallas, TX

     * Remittance detail must be sent by:  Fax: (425)936-7329,
                                           Attention: Special Agreement Payments
                                           Email: spagpay@microsoft.com

   d. FULFILLMENT. Company may obtain the media for Commercial Use Products from Microsoft World Wide Fulfillment ("WWF") or from any reseller of full package product. All orders through WWF will require prepayment; no credit terms will be extended. Contact information for WWF will be provided at the time this Agreement is executed by Microsoft or as determined by Microsoft from time to time.

3. LICENSE GRANTS.

   a. LICENSE TO MAKE AND USE COPIES. Subject to its obligation to order and pay for the appropriate number of Licenses in a timely fashion as set forth in
      Section 2.a. above, at any time during the term hereof, the Company may make and use copies of, and provide access to, the Commercial Use Products. Any such copy may be made only from legally acquired media as outlined in Section 2.d. above. All copies of Commercial Use Products made pursuant to this Section must be true and complete copies, and must include all copyright and trademark notices.

   b. USE TERMS. Each copy made, or access right provided, pursuant to the right granted in Section 3.a. above may be used only to provide Commercial Services to Third Parties subject to and strictly in accordance with the license grants, terms, conditions, limitations and restrictions contained in this Agreement and the provisions of the then most recently released version of the applicable CULA and Product List. Microsoft may amend any CULA and/or the Product List at any time, and from time to time; provided, however, that no such change will ever retroactively alter the terms under which Company may use a copy of a Commercial Use Product previously licensed to Company. If the requirements of the preceding sentence have been complied with, the revised CULA(s) and/or Product List shall take the place of the existing version(s) as of the effective date identified in the notice, and each copy of a Commercial Use Product made on or after that date shall be subject to the terms thereof, as amended. By signing this Agreement, Company acknowledges that it and its Affiliates have access to the World Wide Web.

   c. PRINTED MATERIALS. Company may not copy any Microsoft guides, manuals or other printed materials describing or explaining any of the Commercial Use Products. The Company may acquire copies of any such guides, manuals or other printed materials from WWF or from a Microsoft approved fulfillment source in quantities that do not exceed, with respect to a Commercial Use Product, the number of Licenses of such Commercial Use Product the Company has acquired.

4. EVALUATION AND TESTING LICENSE. Microsoft hereby grants to Company a License for up to sixty (60) days after the Effective Date to evaluate and test the Commercial Use Products on the terms and conditions set forth below and for no other purpose. Copies of Commercial Use Products for this purpose shall be obtained as set forth above in Section 2.d. No License fee shall be due and payable for such evaluation and testing License.

   a. LICENSE GRANT. Company may reproduce, install and use an unlimited number of copies of the Commercial Use Products within its own facilities solely to evaluate the Commercial Use Products, subject to the rights and limitations of Section 4.b. below. The Commercial Use Products may be connected at any point in time to an unlimited number of workstations or computers operating on one or more internal Company networks.

   b. OTHER RIGHTS AND LIMITATIONS. Company may not reverse engineer, decompile, or disassemble the Commercial Use Products, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation. Company may not otherwise rent, lease, or transfer the Commercial Use Products. Microsoft reserves all rights not expressly granted herein.




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
   c. NO WARRANTIES. FOR PURPOSES OF THE EVALUATION AND TESTING LICENSE, THE COMMERCIAL USE PRODUCTS AND ANY RELATED DOCUMENTATION ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR INFRINGEMENT. THE ENTIRE RISK ARISING OUT OF USE OR PERFORMANCE OF THE COMMERCIAL USE PRODUCTS REMAINS WITH COMPANY.

   d. NO LIABILITY FOR DAMAGES. IN NO EVENT SHALL MICROSOFT OR ITS SUPPLIERS BE LIABLE FOR ANY DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFIT, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, OR ANY OTHER PECUNIARY LOSS) ARISING OUT OF THE USE OF OR INABILITY TO USE THE COMMERCIAL USE PRODUCTS, EVEN IF MICROSOFT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

5. FACILITATING COMPLIANCE.

   a. NOTICE TO USERS. The Company shall use reasonable efforts to make its employees, agents and other individuals using the Commercial Use Products under this Agreement aware that the Commercial Use Products (i) are licensed by Microsoft, (ii) may only be used subject to the terms and conditions contained in this Agreement and the applicable CULA(s) and Product List, and (iii) may not be copied, transferred or otherwise used in violation of such terms and conditions.

   b. AUDIT. During the term of this Agreement and for two (2) years thereafter, Company agrees to keep all usual and proper records relating to its reproduction and use of the Commercial Use Products. Notwithstanding the provisions of any particular CULA(s) and the Product List, in order to verify Company's compliance with the terms of this Agreement, during the term of this Agreement and for two (2) years thereafter, Microsoft may cause (i) an audit to be made of Company's books and records and/or (ii) an inspection to be made of Company's facilities and procedures. Any audit and/or inspection shall be conducted during regular business hours at Company's facilities, with at least three (3) days' notice, and in such a manner as not to interfere unreasonably with the operations of the Company. Any audit shall be conducted by an independent certified public accountant selected by Microsoft (other than on a contingent fee basis). Company agrees to provided Microsoft's designated audit or inspection team access to the relevent Company records and facilities. In any event, the Company shall promptly acquire sufficient Licenses to permit all usage disclosed by any such audit. In addition, if any such audit discloses material unlicensed use of Commercial Use Products, Company shall pay to Microsoft an amount equal to: (i) the reasonable expenses incurred in conducting such audit; plus (ii) an additional License fee of twenty percent (20%) of the estimated retail price established by Microsoft of the Licenses required to be acquired pursuant to the preceding sentence. For purposes of this section, "material unlicensed use of Commercial Use Product" shall exist if, upon audit, it is determined that, with respect to any Commercial Use Product the Company has Licenses for fewer than ninety-five percent (95%) of the copies disclosed by the audit. Microsoft shall use the information obtained or observed in the audit solely for the purposes of (x) determining whether the Company has sufficient Licenses for the Commercial Use Products it is using and has otherwise complied with the terms of this Agreement, (y) enforcing its rights under this Agreement and any applicable laws, and (z) determining if customer has accurately reported Third Party contract information to Microsoft. Microsoft will hold all such information in confidence.

6. SUPPORT. This Agreement does not include technical or integration support by Microsoft to Company or Company's Third Party customers. Company is strongly encouraged to sign a Microsoft Consulting Services Agreement to address the technical requirements needed to provide Commercial Services using Microsoft technology. Company agrees to provide commercially reasonable telephone support to Third Party customers and, in connection therewith, is required to obtain technical support by means of a separate agreement with Microsoft, a Microsoft Affiliate, a Microsoft Authorized Support Center, or a Microsoft Solution Provider. Nothing in this provision shall be deemed to obligate Microsoft or a Microsoft Affiliate to provide such technical support. Company must indicate its intentions with regard to technical support on the Company Information section provided beneath the parties' respective signatures below.

7. TERM; TERMINATION.

   a. TERM. Company may obtain Licenses for Commercial Use Products under the terms of this Agreement following the Effective Date through June 30, 2001 (the "Term") unless this Agreement is otherwise terminated as provided below. Notwithstanding the Term, if this Agreement has not been terminated by Microsoft as a result of Company's breach and if Company has contracted with a Third Party customer to provide Commercial Services, Microsoft shall




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
          extend to Company the right to continue offering the Licenses required to support such Third Party customer for the existing contract period between Company and its Third Party customer or twenty-four (24) months, whichever is shorter.

     b. TERMINATION. Either party may terminate this Agreement for cause, as a result of a breach by the other party of any of the terms and conditions of this Agreement, upon thirty (30) days' prior written notice advising the breaching party of the nature of the breach, provided that such breach is not thereafter cured within such thirty
          (30) day period. Notwithstanding the foregoing, a breach by Company of
          Section 3.b., 8 or 9.c. of this Agreement or a breach in a material respect of any provision of the CULA(s) and/or Product List shall constitute grounds for immediate termination of this Agreement, upon written notice and without an opportunity to cure.

     c.   OBLIGATIONS ON TERMINATION OR EXPIRATION. Except as provided in
          Section 7.a., termination or expiration of this Agreement shall automatically terminate the rights of Company under it, including the right to make and use additional copies of Commercial Use Products pursuant to the terms of this Agreement. Upon termination or expiration of this Agreement, Company shall immediately submit an order for any Licenses based on actual usage to the date of such termination or expiration which have not been previously ordered and which by the terms of the CULA(s) and/or Product List are required to be ordered after the month of actual usage, such as Commercial Service Access Licenses. Licenses ordered by Company and for which Company has paid prior to the termination or expiration of this Agreement shall continue, and expire if appropriate, according to their terms notwithstanding the termination or expiration of this Agreement. Notwithstanding the foregoing, upon termination of this Agreement as a result of the Company's breach (and not as a result of any other termination or expiration), Company shall deliver to Microsoft, or at Microsoft's direction, destroy (and have all Third Party customers destroy, if applicable), all units of Commercial Use Products for which Licenses were acquired pursuant to this Agreement. There shall be no refund of amounts paid for Commercial Use Products which have been so returned or destroyed.

8. PROHIBITION ON ASSIGNMENT. Except as provided in Section 9.c., this Agreement, and any rights or obligations hereunder, shall not be assigned, sublicensed or otherwise transferred by Company, whether by contract, merger, operation of law, or otherwise, without the prior written approval of Microsoft. Microsoft may transfer its respective rights and obligations hereunder to any Affiliate without the prior written approval of Company; provided that Microsoft shall remain liable, in accordance with this Agreement, for all Licenses it has provided or was obligated to have provided prior to the date of transfer. Any prohibited assignment is null and void.

9.   MISCELLANEOUS.

     a. ENTIRE AGREEMENT. This Agreement, including any Addenda attached hereto and the CULA(s), the Product List and the Direct Commercial Price List in effect from time to time and Licenses obtained hereunder, once accepted by Microsoft as evidenced by Microsoft's signature and the issuance of a Direct Commercial License Agreement Number, constitutes the entire agreement between Microsoft and the Company concerning the subject matter hereof and merges all prior and contemporaneous communications with respect to such subject matter. The terms and conditions of these documents shall control over any provisions in any purchase order. To the extent that there is any direct inconsistency between the terms contained in this Agreement and the CULA(s) and/or Product List, the terms of this Agreement shall control. Similarly, to the extent that there is any direct inconsistency between the terms contained in the Product List and the CULA, the terms of the Product List shall control. For the avoidance of doubt, in the event that a subject or a particular use is addressed in a provision in the CULA or the Product List and not in the Agreement, such provision in the CULA or Product List, as applicable, shall control. Except for the Direct Commercial Price List, CULA(s) and Product List, any representations, promises or conditions in connection with this Agreement not in writing signed by all affected parties shall not be binding. This Agreement, other than the Direct Commercial Price List, CULA(s) and Product List, may only be changed by a written instrument signed by both parties. The CULA(s) and Product List may be amended by Microsoft as provided in Section 3.b. above and the Direct Commercial Price List may be amended by Microsoft as provided in Section 2.b. above.

     b. NOTICES. All notices, authorizations and requests in connection with this Agreement shall be deemed given on the day they are (i) deposited in the mail, postage prepaid, certified or registered, return receipt requested; or (ii) sent by air express courier (e.g., DHL, Federal Express, Airborne), charges prepaid, confirmation requested; and addressed as provided beneath the parties' respective signatures below.


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
     c.   SUBLICENSE, TRANSFER OR ASSIGNMENT OF LICENSES.

                 i. APPLICABILITY. The rights set forth in this Section 9.c. apply only with respect to Licenses which are perpetual; that is, acquired by means of a one-time License fee as opposed to a monthly or other periodic License fee.

                ii. TO AFFILIATES. Subject to the requirements identified in
          Section 9.c.v. below, Company may sublicense, transfer or assign Licenses acquired under this Agreement to an Affiliate, but not to any person or entity other than an Affiliate. The Company shall be responsible for all acts and omissions of the Affiliates to which it sublicenses, transfers or assigns Licenses. The Company shall require any Affiliate to whom Company has sublicensed, transferred or assigned Licenses to notify the local Microsoft subsidiary in the country where such Affiliate will be using the Commercial Use Products that such sublicense, transfer or assignment has occurred, or begun to occur.

               iii. PURSUANT TO A MERGER, CONSOLIDATION OR DIVESTITURE. Subject to the requirements identified in Section 9.c.v. below, the Company (with respect to its validly-acquired Licenses) or any Affiliate to which the Company has sublicensed, transferred or assigned validly-acquired Licenses pursuant to the preceding paragraph, may transfer such Licenses to any Third Party pursuant to a merger, consolidation or other corporate/organizational divestiture or acquisition, without the written consent of Microsoft.

                iv. WITH CONSENT. Except as provided in Sections 9.c.ii. and
          iii. above, Company may not sublicense, transfer or assign any Licenses without the prior written consent of Microsoft, and any such sublicense, transfer or assignment shall be null and void.

                 v. LIMITATIONS AND REQUIREMENTS. Company may not sublicense, transfer or assign a License to any party unless (x) it transfers all of the licensed Commercial Use Product (including all component parts, the media and printed materials, any upgrades, the invoice from Microsoft evidencing the rights being transferred, the proof/record of payment and, if applicable, the Certificate of Authenticity); (y) the recipient agrees in writing to the terms of the applicable CULA(s) and Product List and of Sections 5 and 9 of this Agreement (in which event such recipient shall be bound by all limitations and restrictions to the same extent as if it was the "Company"); and (z) the recipient certifies that it will use such Commercial Use Products for Commercial Services and not for internal use. If the Company sublicenses, transfers or assigns its rights in one or more Licenses identified on any invoice to one or more of its Affiliates, then it shall provide a copy of such invoice and proof/record of payment, to each such Affiliate, identifying the number and type of Licenses which have been sublicensed, transferred or assigned. If the Commercial Use Product is an upgrade, any sublicense, transfer or assignment must include all prior versions of the Commercial Use Product. A Company or Affiliate may not sublicense, transfer or assign Licenses on a short-term basis.

     d.   TAXES.

                 i. The amounts to be paid by Company to Microsoft herein do not include any foreign, U.S. federal, state, local, municipal or other governmental taxes, duties, levies, fees, excises or tariffs, arising as a result of or in connection with the transactions contemplated under this Agreement including, without limitation, any state or local sales or use taxes or any value added tax or business transfer tax now or hereafter imposed on the provision of goods and services to Company by Microsoft under this Agreement, regardless of whether the same are separately stated by Microsoft. All such taxes (and any penalties, interest, or other additions to any such taxes), with the exception of taxes imposed on Microsoft's net income or with respect to Microsoft's property ownership, shall be the financial responsibility of Company. Company agrees to indemnify, defend and hold Microsoft harmless from any such taxes or claims, causes of action, costs (including, without limitation, reasonable attorneys' fees) and any other liabilities of any nature whatsoever related to such taxes.

                ii. Company will pay all applicable value added, sales and use taxes and other taxes levied on it by a duly constituted and authorized taxing authority on the software or other products provided under this Agreement or any transaction related thereto in each country in which the services and/or property are being provided or in which the transactions contemplated hereunder are otherwise subject to tax, regardless of the method of delivery. Any taxes that (i) are owed by Company as a result of entering into this Agreement and the payment of the fees hereunder, (ii) are required or permitted to be collected from Company by Microsoft under applicable law, and (iii) are based upon the amounts payable under this Agreement (such taxes described in (i), (ii), and (iii) above the "Collected Taxes"), shall be remitted by Company to Microsoft, whereupon, upon request, Microsoft shall provide to Company tax receipts or other evidence indicating that such Collected Taxes have been collected by Microsoft and remitted to the


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
          appropriate taxing authority. Company may provide to Microsoft an exemption certificate acceptable to Microsoft and to the relevant taxing authority (including without limitation a resale certificate) in which case, after the date upon which such certificate is received in proper form, Microsoft shall not collect the taxes covered by such certificate.

               iii. Notwithstanding any provision herein to the contrary, Customer agrees that each payment to be made to Microsoft hereunder shall be free of all withholding taxes imposed by any jurisdiction, and if any such withholding is required, Customer shall pay an additional amount such that after deduction of all amounts required to be withheld, the net amount of the payment will equal, on an after tax basis, the amount of the payment that would be due absent such withholding.

               iv. This tax section shall govern the treatment of all taxes arising as a result of, or in connection with, this Agreement notwithstanding any other section of this Agreement.

     e. GOVERNING LAW. This Agreement shall be construed and controlled by the laws of the State of Washington.

     f. SURVIVAL. Provisions of Sections 2.c., 3.b., 4.b., c. and d., 5., 7.a. and c. and 9 of this Agreement, the applicable CULA(s) and Product List for any fully-paid up Licenses, and warranty, limitation on liability and indemnification provisions in the CULA(s) and Product List for Licenses acquired pursuant to this Agreement, shall survive the termination or expiration of this Agreement.

     g. ATTORNEYS FEES. If either party employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees, costs and other expenses.

     h. CONFIDENTIALITY. The terms and conditions of this Agreement are confidential. Neither party shall disclose such terms and conditions, nor the substance of any discussions that led to them, to any Third Party or other than an Affiliate or agent, or financial or legal advisors who have a need to know such information and who have been instructed that all such information is to be handled in strict confidence.


Direct Commercial Service License Agreement
(Version 1.0 - 4/23/99)                                             Page 7 of 10

The undersigned Company represents and warrants that it will be providing Commercial Services as defined above and therefore qualifies as a Commercial Service Provider, and agrees to the terms and conditions of this Agreement.

This Agreement does not constitute an offer by Microsoft and is not legally binding until executed by each party. All fields must be completed by Company in order for Microsoft to accept and execute this Agreement.

-------------------------------------------------------------------------------
Name of Company:                             Name of Microsoft:

Futurelink Corporation                       Microsoft Corporation
-----------------------------------          ----------------------------------


By: /s/ DAVID BOLINK                         By: /s/ RICHARD KERBS
   --------------------------------             -------------------------------
   (signature)                                  (signature)

Name: David Bolink                           Name: Richard Kerbs
     ------------------------------               -----------------------------
     (printed)                                    (printed)

Title: Manager-Business Development          Title:  Group Manager
      -----------------------------                ----------------------------
      (printed)                                    (printed)

Date: May 20, 1999                           Date: May 21, 1999
     --------------                               --------------

-------------------------------------------------------------------------------

This Agreement and attached      Microsoft Corporation          Telephone Number (area code-phone number):
documents should be sent to      One Microsoft Way              (425) 882-8080
the following address for        Redmond, WA  98052-6399
processing and approval:         Attention:                     Facsimile Number (area code-phone number):
                                 Special Agreements, Dept. 551  (425) 936-7329






Direct Commercial Service License Agreement
(Version 1.0 - 4/23/99)                                         Page 8 of 10

As provided in Section 9.b above, notices required or permitted under this Agreement should be addressed to the contact and locations outlined below. If the information below changes during the term of the Direct Commercial Service License Agreement, each party will notify the other party in writing on company letterhead:

COMPANY INFORMATION                                MICROSOFT INFORMATION
--------------------------------------------------------------------------------------
Commercial Service Provider Name
Futurelink Distribution Corporation               MICROSOFT CORPORATION
---------------------------------------------------------------------------------------
Street Address and/or post office box             Street Address and/or post office box
#300, 250 - 6th Ave S.W.                          ONE MICROSOFT WAY
---------------------------------------------------------------------------------------
City and State/Province                           City and State/Province
Calgary, Alberta                                  REDMOND, WA
---------------------------------------------------------------------------------------
Country and Postal Code                           Postal Code
Canada      T2P 3H7                               98052-6399
---------------------------------------------------------------------------------------
Contact Name and title                            Attention
David Bolink - Manager Business Div.              SPECIAL AGREEMENTS, DEPT 551
---------------------------------------------------------------------------------------
Phone Number                                      Phone Number
(403) 509-5006                                    (425) 882-8080
---------------------------------------------------------------------------------------
Fax Number                                        Fax Number
(403) 216-6050                                    (425) 936-7329
---------------------------------------------------------------------------------------
E-Mail Address
dbolink@futurelink.net
---------------------------------------------------------------------------------------
                                                  All NOTICES should have Copy To:
                                                  Microsoft Corporation
                                                  Law and Corporate Affairs
                                                  One Microsoft Way
                                                  Redmond, Washington USA 98052

                                                  Attention: U.S. Legal
---------------------------------------------------------------------------------------
                                                  And to:
---------------------------------------------------------------------------------------
                                                  Microsoft Account Manager Name
                                                  Mike Vanderlee
---------------------------------------------------------------------------------------
                                                  Office Location
                                                  Mississauga, Ont.
---------------------------------------------------------------------------------------
                                                  E-mail Address (if applicable)
                                                  mikevan@microsoft.com)
---------------------------------------------------------------------------------------


COMPANY INFORMATION REGARDING TECHNICAL SUPPORT (CHECK ONE OR MORE BOXES):
--------------------------------------------------
[x] Company intends to sign a Microsoft Consulting
    Services Agreement with Microsoft
--------------------------------------------------
[ ] Company intends to sign a Premier Support
    Agreement with Microsoft, or equivalent
    offering from Microsoft
--------------------------------------------------
[ ] Company intends to sign a service/support
    agreement with a Microsoft Solution Provider
    or Authorized Support Center
--------------------------------------------------




Direct Commercial Service License Agreement
(Version 1.0 - 4/23/99)                                            Page 9 of 10

DIRECT COMMERCIAL SERVICE LICENSE ORDER
-------------------------------------------------------------------------------
Company Name:
                              --------------------------
Agreement Number:
                              --------------------------
Report for the Month Ending:
                              ---------------------------

-------------------------------------------------------------------------------


       Microsoft                    Usage                                                     Third Party   Third Party  Third Party
Line   Part Number   Product        Country   Quantity  Unit Price    Extended   Third Party   Agreement     Agreement    Agreement
                     Description                                      Price      Name/Address  Illegible     Start Date    End Date
-----------------------------------------------------------------------------------------------------------------------------------
1
-----------------------------------------------------------------------------------------------------------------------------------
2
-----------------------------------------------------------------------------------------------------------------------------------
3
-----------------------------------------------------------------------------------------------------------------------------------
4
-----------------------------------------------------------------------------------------------------------------------------------
6
-----------------------------------------------------------------------------------------------------------------------------------
9
-----------------------------------------------------------------------------------------------------------------------------------
10
-----------------------------------------------------------------------------------------------------------------------------------
11
-----------------------------------------------------------------------------------------------------------------------------------
12
-----------------------------------------------------------------------------------------------------------------------------------
13
-----------------------------------------------------------------------------------------------------------------------------------

The undersigned hereby certifies that to the best of his/her knowledge that this Direct Commercial Service License Order for the Direct Commercial Service License Agreement between Microsoft and Company is true and accurate.


                              Signature                                 This report should be sent to one of the following:
-----------------------------                                           Address:
                              Printed Name                                Microsoft Corporation
-----------------------------                                             Attention:  Special Agreement Reporting - Dept. 551
                              Title                                       One Microsoft Way
-----------------------------                                             Redmond, WA 98052-6399
                              Date
-----------------------------                                           Fax #: (425) 936-7329
                              Telephone Number
-----------------------------                                           E-mail: spagrep@microsoft.com
                              Email address
----------------------------




Direct Commercial Service License Agreement
(Version 1.0 - 4/23/99)                                            Page 10 of 10

                     MICROSOFT(R) DIRECT COMMERCIAL SERVICE
                             LICENSING PRODUCT LIST



This Direct Commercial Service Licensing Product List is a supporting document for the Direct Commercial Service License Agreement ("Agreement"). It outlines additional terms and conditions for the available products which are not addressed in the Agreement or the applicable Commercial Use License Agreements ("CULA(s)") for each product. Specific terms not defined in this document are defined in either the CULA(s) or the Agreement.

MICROSOFT(R) GENERAL SERVER LICENSE CONDITIONS

1. LICENSE ORDER REQUIREMENTS - The number of access licenses acquired by a Commercial Service Provider ("CSP") for access rights provided to a particular Third Party customer who receives services using Microsoft software cannot decrease with respect to such third Party customer for the term of that Third Party customer's contract with the CSP. The CSP will be required to pay ongoing fees for highest number of any access rights provided to a particular Third Party customer. This means the number of Commercial Service Access Licenses ("CSAL(s)") or Commercial Service Internet Connectors cannot decrease once such licenses or access rights are provided to a Third Party customer. For example, a Third Party customer with 1,000 employees signs up with a CSP to provide Exchange e-mail services. In the first month of service, the Third Party customer sets up a mailbox for each employee. The CSP will be required to place a monthly order to Microsoft for at least 1,000 Exchange CSAL(s) for the duration of the contract with the Third Party customer. The order number may not decrease with respect to this Third Party customer.

2. "PER SERVER" MODE REQUIREMENT - For any servers which can be licensed in "per server" mode, the CSP must place orders for Commercial Service Access Licenses based on the server limit which is set on the server, rather than the actual number of users during the month. The server limit may be increased at any time, but may not be lowered to reduce the required number of licenses owed to Microsoft.

AVAILABLE SERVER LICENSES:

MICROSOFT(R) BACKOFFICE(R)

MICROSOFT(R) EXCHANGE

PRODUCT CONDITION NOTES

1. "UPGRADING A MICROSOFT EXCHANGE SERVER WITHIN A CSP'S "EXCHANGE ORGANIZATION"
   - Once a single Microsoft Exchange Server within a CSP's "Exchange organization" is upgraded, resulting in a Microsoft Exchange Enterprise environment, every other Microsoft Exchange Server within the CSP's "Exchange organization" must be upgraded. An "Exchange organization" is defined as the group of all Microsoft Exchange Servers providing Commercial Services.

MICROSOFT(R) PROXY SERVER

MICROSOFT(R) SNA SERVER FOR WINDOWS NT(R)

MICROSOFT(R) SQL SERVER(TM)

PRODUCT CONDITION NOTES

1. SQL SERVER 7.0 COMMERCIAL SERVICE INTERNET CONNECTOR ("CSIC") USAGE RESTRICTIONS - SQL Server 7.0 CSIC licenses provide unlimited usage for the Internet only. To use a SQL Server 7.0 CSIC with SQL Server 7.0 on the Internet, a CSP must acquire a SQL Server 7.0 CSIC license for each Third Party customer receiving the services of a server that is running SQL Server
   7.0 or SQL Server 7.0, Enterprise Edition. SQL Server Commercial Service Access Licenses must be acquired when the SQL Server 7.0 CSIC is utilized for Intranet access (whether using a browser or not).

MICROSOFT(R) SYSTEMS MANAGEMENT SERVER

MICROSOFT(R) WINDOWS NT(R) SERVER







Direct Commercial Service Product List - May 1999                    Page 1 of 1